UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2006

North Pointe Holdings Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	00051530	383615047
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28819 Franklin Road, Southfield , Michigan		48034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-358-1171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On December 13, 2006, North Pointe Holdings Corporation issued a press release regarding its subsidiary North Pointe Insurance Company receiving an upgrade rating to A- from A.M. Best. A copy of the press release is furnished as Exhibit 99.1 to this report and its incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release "North Pointe Insurance Company Receives Upgrade to A- From A.M. Best"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North Pointe Holdings Corporation

December 14, 2006	By:	/s/ James G. Petcoff

Name: James G. Petcoff
Title: Chairman / Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by North Pointe Holdings Corporation dated December 13, 2006